UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 14, 2015

NOBILIS HEALTH CORP.
(Exact name of registrant as specified in its charter)

British Columbia	000-55274	98-1188172
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

4120 Southwest Freeway, Suite 150, Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(713) 355-8614

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 8.01        OTHER EVENTS

On April 14, 2015, Nobilis Health Corp. (the “Company”) was notified by the New York Stock Exchange that the Company was approved for listing on the NYSE MKT. The Company’s common stock is expected to begin trading on the NYSE MKT under the symbol “HLTH” on or about April 17, 2015, assuming the Company continues to meet the listing requirements through that date. On April 14, 2015, the Company filed a registration statement on Form 8-A converting the registration of the Company’s common stock from Section 12(g) of the Securities Exchange Act of 1934 to Section 12(b).

A copy of a press release announcing the NYSE MKT approval is attached as Exhibit 99.1 to this Form 8-K.

ITEM 9.01        FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number	Description of Exhibit

99.1	Press Release dated April 15, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBILIS HEALTH CORP.

/s/ Harry Fleming
Harry Fleming
President and Director

Date: April 15, 2015

INDEX TO EXHIBITS

Exhibit
Number	Description of Exhibit

99.1	Press Release dated April 15, 2015